UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 17, 2015

PENDRELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2300 Carillon Point

Kirkland, Washington 98033

(Address of Principal Executive Offices) (Zip Code)

(425) 278-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Pendrell Corporation (the “Company”) held its annual meeting of shareholders on June 17, 2015. At the meeting, the shareholders of the Company (i) elected the persons listed below to serve as directors of the Company, (ii) approved an advisory (non-binding) resolution on executive compensation; (iii) approved an amendment to the Company’s Articles of Incorporation designating Washington as the exclusive forum for adjudicating certain intra-corporate disputes; (iv) ratified the Company’s Tax Benefits Preservation Plan; and (v) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Set forth below are the voting results for each of these proposals:

Proposal 1 – Election of Directors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard P. Emerson	596,134,993	2,779,040	22,973,353
Nicolas Kauser	527,623,181	71,290,852	22,973,353
Craig O. McCaw	591,529,635	7,384,398	22,973,353
Lee E. Mikles	593,829,545	5,084,488	22,973,353
R. Gerard Salemme	591,529,960	7,384,073	22,973,353
Stuart M. Sloan	591,517,537	7,396,496	22,973,353
H. Brian Thompson	584,497,600	14,416,433	22,973,353

Proposal 2 – Approval of an advisory (non-binding) resolution on executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
551,102,059	47,795,270	16,704	22,973,353

Proposal 3 – Approval of Articles of Amendment to the Articles of Incorporation designating Washington as the exclusive forum for adjudicating certain intra-corporate disputes.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
546,083,919	52,814,621	15,493	22,973,353

Proposal 4 – Ratification of Tax Benefits Preservation Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
582,633,878	16,279,114	1,041	22,973,353

Proposal 5 – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
620,334,966	1,441,837	110,583	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Pendrell Corporation

3.2	Amendment No. 1 to the Bylaws of Pendrell Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION

By:	/s/ Timothy M. Dozois
Timothy M. Dozois Corporate Counsel and Corporate Secretary

Dated: June 19, 2015

Index to Exhibits

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to the Articles of Incorporation of Pendrell Corporation

3.2	Amendment No. 1 to the Bylaws of Pendrell Corporation